UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2023

NEXPOINT REAL ESTATE FINANCE, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share 8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF NREF-PRA	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On November 2, 2023, NexPoint Real Estate Finance, Inc., a Maryland corporation (the “Company”), entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with NexPoint Securities, Inc., a Delaware corporation (the “Dealer Manager”) and an affiliate of NexPoint Real Estate Advisors VII, L.P., the Company’s external manager, whereby the Dealer Manager will serve as the Company’s exclusive dealer manager in connection with the Company’s offering (the “Offering”) of up to 16,000,000 shares of the Company’s 9.00% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), at a public offering price of $25.00 per share.

The Series B Preferred Stock is registered with the Securities and Exchange Commission (the “SEC”) pursuant to a registration statement on Form S-3 (File No. 333-263300), as the same may be amended and/or supplemented (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered and sold pursuant to a prospectus supplement, dated November 2, 2023 (the “Prospectus Supplement”), and a base prospectus dated March 14, 2022 relating to the Registration Statement (together with the Prospectus Supplement, the “Prospectus”).

Under the Dealer Manager Agreement, the Dealer Manager will use its reasonable best efforts to sell the shares of Series B Preferred Stock offered in the Offering, and the Company will pay the Dealer Manager, subject to the discounts and other special circumstances described or referenced therein, (i) selling commissions of 7.0% of the aggregate gross proceeds from sales of Series B Preferred Stock in the Offering (“Selling Commissions”) and (ii) a dealer manager fee of 3.0% of the gross proceeds from sales of Series B Preferred Stock in the Offering (the “Dealer Manager Fee”). The Dealer Manager Agreement provides that the Dealer Manager, subject to federal and state securities laws, will reallow all or any portion of the Selling Commissions and may reallow a portion of the Dealer Manager Fee to other securities dealers that the Dealer Manager may retain (collectively, the “Participating Broker-Dealers”) who sold the shares of Series B Preferred Stock as will be described more fully in the agreements between each of the Participating Broker-Dealers and the Dealer Manager.

Pursuant to the Dealer Manager Agreement, in no event shall the total aggregate underwriting compensation payable to the Dealer Manager and any Participating Broker-Dealers participating in the Offering, including, but not limited to, Selling Commissions, the Dealer Manager Fee and permissible forms of non-cash compensation, exceed 10.0% of gross offering proceeds from the Offering in the aggregate. The Dealer Manager agreed to repay to the Company any excess payments made to the Dealer Manager over this cap if the Offering is abruptly terminated before reaching the maximum amount of Offering proceeds.

In addition, the Company shall reimburse the Dealer Manager or any Participating Broker-Dealer for reasonable bona fide due diligence expenses incurred by the Dealer Manager or any Participating Broker-Dealer to the extent permitted pursuant to the rules of Financial Industry Regulatory Authority, Inc., provided, however, that no due diligence expenses shall be reimbursed by the Company which would cause the aggregate of all of the Offering expenses paid by the Company and compensation to the Dealer Manager described above to exceed 15% of the gross proceeds from the Offering in the aggregate.

Pursuant to the Dealer Manager Agreement, the Company agreed to indemnify the Dealer Manager and Participating Broker-Dealers, and the Dealer Manager has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including but not limited to those arising out of (i) untrue statements or alleged untrue statements of a material fact contained in the Prospectus or Registration Statement relating to the Offering, and any amendments or supplements thereto relating to the Series B Preferred Stock, or (ii) the omission or alleged omission to state a material fact required to be stated in the Prospectus or Registration Statement.

The Dealer Manager Agreement will terminate automatically upon the termination of the Offering, upon the dissolution or liquidation of the Company, or upon the revocation or suspension of the Dealer Manager’s license or registration to act as a broker-dealer if the same is not cured within ten days. In addition, the Dealer Manager Agreement may be terminated by the Company or the Dealer Manager upon ten calendar days’ written notice to the other party.

In compliance with the Company’s Related Party Transaction Policy, the Dealer Manager Agreement was reviewed and approved by the Audit Committee of the Company’s Board of Directors.

The foregoing description of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Amendment to the Operating Partnership Agreement

On November 2, 2023, the General Partner of NexPoint Real Estate Finance Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into a First Amendment to Second Amended and Restated Limited Partnership Agreement (the “Amendment”) of the Operating Partnership. Substantially all of the Company’s business is conducted through the Operating Partnership and, as of June 30, 2023, the Company held approximately 83.41% of the common limited partnership units in the Operating Partnership. The Amendment provides for the designation of 9.00% Series B Cumulative Redeemable Preferred Units (the “Series B Preferred Units”) as a new series of preferred units of the Operating Partnership and the authorization for issuance of 16,000,000 Series B Preferred Units. The Company expects to contribute the net proceeds from the sale of the Series B Preferred Stock in the Offering to the Operating Partnership in exchange for the same number of Series B Preferred Units. The Series B Preferred Units have economic terms that mirror the terms of the Series B Preferred Stock. Any such issuance of the Series B Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 3.03. Material Modification to Rights of Security Holders.

On November 2, 2023, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of the State of Maryland (the “Department”) to classify and designate 16,000,000 shares of the Company’s authorized but unissued preferred stock, $0.01 par value per share, as shares of Series B Preferred Stock, with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective upon acceptance for record by the Department on November 2, 2023. A summary of the material terms of the Series B Preferred Stock is set forth under the caption “Description of Series B Preferred Stock” in the Prospectus Supplement, and is hereby incorporated by reference into this Item 3.03. The summary of the Series B Preferred Stock in the Prospectus Supplement and the following description of the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03.

The Series B Preferred Stock ranks senior to the Company’s common stock, par value $0.01 per share (“Common Stock”), and pari passu with the Company’s 8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

In addition to other preferential rights, upon any voluntary or involuntary liquidation, dissolution or winding-up of our affairs, before any distribution or payment will be made to holders of our Common Stock or any other class or series of capital stock ranking junior to our shares of Series B Preferred Stock, the holders of shares of Series B Preferred Stock then outstanding will be entitled to be paid out of our assets legally available for distribution to our stockholders, after payment or provision for our debts and other liabilities, the liquidation preference equal to $25.00 per share, subject to appropriate adjustment in relation to any recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or other similar events which affect the Series B Preferred Stock, plus an amount equal to accrued but unpaid cash dividends thereon, if any, to but not including the date of payment, pari passu with the holders of shares of our Series A Preferred Stock and any other class or series of our capital stock ranking on parity with the Series B Preferred Stock as to the liquidation preference and/or accrued but unpaid dividends they are entitled to receive.

Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on shares of Common Stock or, subject to certain exceptions, redeeming or otherwise acquiring shares of Common Stock unless full cumulative distributions on the Series B Preferred Stock and the Series A Preferred Stock have been declared and either paid or set aside for payment in full for all past distribution periods.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 of this report is hereby incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure.

Press Release

On November 2, 2023, the Company issued a press release announcing the Offering.

A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01. This press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

The shares of Series B Preferred Stock will be offered and sold in the Offering pursuant to the Registration Statement and Prospectus. A form of the Subscription Agreement for sales of shares of Series B Preferred Stock through Direct Registration System settlement is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1	Dealer Manager Agreement, by and between NexPoint Real Estate Finance, Inc. and NexPoint Securities, Inc., dated November 2, 2023

3.1
Articles Supplementary to the Articles of Amendment and Restatement of NexPoint Real Estate Finance, Inc., classifying and designating shares of the Company’s 9.00% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share

5.1	Opinion of Ballard Spahr LLP

8.1	Opinion of Winston & Strawn LLP

10.1	First Amendment to the Second Amended and Restated Limited Partnership Agreement of NexPoint Real Estate Finance Operating Partnership, L.P., dated November 2, 2023

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Winston & Strawn LLP (included in Exhibit 8.1).

99.1	Press Release of the Company dated November 2, 2023.

99.2	Form of Subscription Agreement for Direct Registration Settlement of Series B Preferred Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “anticipate,” “estimate,” “expect,” “intend,” “may,” “should” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the best efforts of the Dealer Manager to sell shares of Series B Preferred Stock, the performance of the parties under the Dealer Manager Agreement, and the contribution of the net proceeds of the Offering to the Operating Partnership. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the SEC, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this Current Report on Form 8-K and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: November 2, 2023